UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 23, 2020

ABEONA THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15771	83-0221517
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1330 Avenue of the Americas, 33rd Floor,

New York, NY 10019

(Address of principal executive offices) (Zip Code)

(646) 813-4712
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ABEO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 23, 2020, João Siffert, M.D., Chief Executive Officer, Head of Research and Development and Chief Medical Officer, and a member of the Board of Directors (the “Board”) notified the Company of his resignation effective immediately. Dr. Siffert was not a member of any committees of the Board.

On September 27, 2020, Brian J.G. Pereira, M.D., Executive Chairman, notified the Company of his resignation effective immediately. Dr. Pereira was not a member of any committees of the Board.

Also on September 27, 2020, George Migausky resigned as a member of the Board and Chairman of the Audit Committee of the Board effective immediately.

On September 28, 2020, Shawn Tomasello, Stephen Howell, M.D. and Stefano Buono each resigned as a member of the Board and from their respective positions as members of the several committees of the Board effective immediately. Ms. Tomasello was serving as a member of the Nominating and Corporate Governance Committee (the “Nominating Committee”) at the time of her resignation. Dr. Howell was serving as a member of both the Compensation Committee and the Nominating Committee at the time of his resignation. Mr. Buono was serving as Chairman of the Nominating Committee.

None of the foregoing resignations were due to any dispute or disagreement with the Company on any matter relating to the Company’s operations, policies, governance or practices.

Item 7.01 Regulation FD.

The Company has issued a press release, dated September 28, 2020, announcing the foregoing resignations. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The information furnished in Exhibit 99.1 hereto shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act, unless the Company expressly sets forth in such future filings that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated September 28, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 29, 2020	Abeona Therapeutics Inc.
(Registrant)

	By:	/s/ Brendan M. O’Malley
	Name:	Brendan M. O’Malley
	Title:	Corporate Secretary